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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 2003-VFN-A, 2003-VFN-B and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                    September 15, 2003
WOMOT Series 2001-1 automatic extension of the Amortization Period Commencement Date was terminated on August 29, 2003.
The Amortization Period shall begin on the close of business on September 30, 2003.
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
                                                                Month of:
POOL BALANCE:                                                   August , 2003

Pool Balance, beginning of month                                $496,170,819.83

Pool Balance, end of month                                      $465,808,657.50

Pool Balance, average                                           $473,228,702.94

Required Pool Balance, end of month                             $465,808,657.50



COLLECTIONS & SERIES ALLOCATIONS                                Month of:
                                                                August , 2003

Series Allocable Principal Collections
   Series 2003-VFN-A                                            $ 66,076,354.55
   Series 2003-VFN-B                                            $ 26,740,228.90
   Series 2001-1                                                $232,265,309.28
                                                                $325,081,892.73

Series Allocable Non-Principal Collections
   Series 2003-VFN-A                                            $    341,018.46
   Series 2003-VFN-B                                            $    137,813.05
   Series 2001-1                                                $  1,054,247.98
                                                                $  1,533,079.49

Series Allocable Miscellaneous Payments
   Series 2003-VFN-A                                            $ -
   Series 2003-VFN-B                                            $ -
   Series 2001-1                                                $ -
                                                                $ -

Investment Proceeds
   Series 2003-VFN-A                                            $      3,617.26
   Series 2003-VFN-B                                            $      1,465.52
   Series 2001-1                                                $     13,937.28
                                                                $     19,020.06


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                 Month of:
                                                                August , 2003

2003-VFN-A                                                      $          0.00
2003-VFN-B                                                      $          0.00
Series 2001-1 Class A                                           $          0.00
Series 2001-1 Class B                                           $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                    First day of:
                                                                August , 2003

Series Allocation Percentages
     Series 2003-VFN-A                                                    22.55%
     Series 2003-VFN-B                                                     9.11%
     Series 2001-1                                                        68.34%
Floating Allocation Percentages
     Series 2003-VFN-A                                                    84.27%
     Series 2003-VFN-B                                                    84.27%
     Series 2001-1                                                        84.27%
Principal Allocation Percentages
     Series 2003-VFN-A                                                     0.00%
     Series 2003-VFN-B                                                     0.00%
     Series 2001-1                                                         0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES           Month of:
                                                                August , 2003

Series 2003-VFN-A
   Series Allocable Principal Collections
   Excess Certificateholder Collections:                        $    218,604.35
   Noteholder Collections:                                      $ 54,970,534.70
   Additional Noteholder Collections:                           $ 10,887,215.50
                                                                $ 66,076,354.55
   Series Allocable Non-Principal Collections
   Excess Certificateholder Collections:                        $      1,100.64
   Noteholder Collections:                                      $    286,920.63
   Additional Noteholder Collections:                           $     52,997.19
                                                                $    341,018.46
Series 2003-VFN-B
   Series Allocable Principal Collections
   Excess Certificateholder Collections:                        $     88,469.83
   Noteholder Collections:                                      $ 22,249,478.75
   Additional Noteholder Collections:                           $  4,402,280.31
                                                                $ 26,740,228.90
   Series Allocable Non-Principal Collections
   Excess Certificateholder Collections:                        $        444.80
   Noteholder Collections:                                      $    115,953.03
   Additional Noteholder Collections:                           $     21,415.22
                                                                $    137,813.05
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Collections:                        $    771,066.57
   Noteholder Collections:                                      $195,948,656.36
   Additional Noteholder Collections:                           $ 35,545,586.35
                                                                $232,265,309.28
   Series Allocable Non-Principal Collections
   Excess Certificateholder Collections:                        $      3,406.00
   Noteholder Collections:                                      $    888,581.39
   Additional Noteholder Collections:                           $    162,260.59
                                                                $  1,054,247.98


                                                                Paid on:
MONTHLY DISTRIBUTIONS                                           September 15, 2003

Principal Distributions to Investors
     Series 2003-VFN-A                                          $ -
     Series 2003-VFN-B                                          $ -
     Series 2001-1 Class A                                      $ -
     Series 2001-1 Class B                                      $ -

Principal Distributions to Investors - $ per thousand
     Series 2003-VFN-A                                          $          0.00000000
     Series 2003-VFN-B                                          $          0.00000000
     Series 2001-1 Class A                                      $          0.00000000
     Series 2001-1 Class B                                      $          0.00000000

Monthly Interest to Investors
     Series 2003-VFN-A                                          $    123,049.11
     Series 2003-VFN-B                                          $     48,262.50
     Series 2001-1 Class A                                      $    295,774.44
     Series 2001-1 Class B                                      $     31,292.78

Monthly Interest to Investors - $ per thousand
     Series 2003-VFN-A                                          $          1.66282577
     Series 2003-VFN-B                                          $          1.60874994
     Series 2001-1 Class A                                      $          1.06777778
     Series 2001-1 Class B                                      $          1.36055556

Rated Variable Funding Increased Cost Amounts
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00

Noteholder Monthly Servicing Fee
     Series 2003-VFN-A                                          $     78,579.18
     Series 2003-VFN-B                                          $     31,749.16
     Series 2001-1                                              $    238,118.71

Reserve Fund Deposit Amount
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00
     Series 2001-1                                              $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                   Paid on:
                                                                September 15, 2003

Investor Default Amount
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00
     Series 2001-1                                              $          0.00

Monthly Dilution Amount
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00
     Series 2001-1                                              $          0.00

Noteholder Charge-Off Reversal Amount
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00
     Series 2001-1                                              $          0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00
     Series 2001-1                                              $          0.00

Carry-Over Amount
     Series 2001-1 Class A                                      $          0.00
     Series 2001-1 Class B                                      $          0.00
Unrated Variable Funding Increased Cost Amounts
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00

Previously waived servicing fee
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00
     Series 2001-1                                              $          0.00

Deposits to Princpal Funding Account
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00
     Series 2001-1                                              $          0.00

Collections Released to Cert. during Collection Period          $324,895,060.24

Excess Distributed to Cert. on Payment Date                     $    892,106.17


FUNDED AND INVESTED AMOUNTS:                                    Last day of:
                                                                August , 2003

SERIES 2003-VFN-A SUPPLEMENT
Initial Funded Amount                                           $200,000,000.00
Incremental Funded Amounts (Cumulative)                         $100,000,000.00
Principal Distributed to Investors (Cumulative)                 $226,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                  $          0.00
   Funded Amount                                                $ 74,000,000.00

Series Excess Funding Amount                                    $  2,802,785.89
Principal Funding Account Balance                               $          0.00
   Invested Amount                                              $ 71,197,214.11

SERIES 2003-VFN-B SUPPLEMENT
Initial Funded Amount                                           $100,000,000.00
Incremental Funded Amounts (Cumulative)                         $ 25,000,000.00
Principal Distributed to Investors (Cumulative)                 $ 95,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                  $          0.00
   Funded Amount                                                $ 30,000,000.00

Series Excess Funding Amount                                    $  1,136,264.55
Principal Funding Account Balance                               $          0.00
   Invested Amount                                              $ 28,863,735.45


SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                         $277,000,000.00
Principal Distributed to Investors (Cumulative)                 $          0.00
Principal Funding Account Balance                               $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                  $          0.00
Series Excess Funding Amount                                    $ 11,362,645.50
   Invested Amount                                              $265,637,354.50

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                         $ 23,000,000.00
Principal Distributed to Investors (Cumulative)                 $          0.00
Principal Funding Account Balance                               $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                  $          0.00
Series Excess Funding Amount                                    $          0.00
   Invested Amount                                              $ 23,000,000.00


BALANCES AS OF PAYMENT DATE                                     As of:
                                                                September 15, 2003

Series 2003-VFN-A
   Reserve Fund Balance                                         $    370,000.00
   Reserve Fund Deficiency Amount                               $          0.00
   Principal Funding Account Balance                            $          0.00
   Outstanding Principal Balance                                $ 74,000,000.00

Series 2003-VFN-B
   Reserve Fund Balance                                         $    150,000.00
   Reserve Fund Deficiency Amount                               $          0.00
   Principal Funding Account Balance                            $          0.00
   Outstanding Principal Balance                                $ 30,000,000.00

Series 2001-1
   Reserve Fund Balance                                         $  1,500,000.00
   Reserve Fund Deficiency Amount                               $          0.00
   Principal Funding Account Balance                            $          0.00
   Outstanding Principal Balance, Class A                       $277,000,000.00
   Outstanding Principal Balance, Class B                       $ 23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                           Last day of:
     To be used in the following month's computations.          August , 2003

Pool Total Components of Excess Receivables:
     Used Vehicles                                              $ 31,909,170.20
     Finance Hold Receivables (for Credit Reasons Only)         $  7,509,351.48
     Delayed Payment Program                                    $    376,694.00

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                              $116,452,164.38
     Finance Hold Receivables                                   $          0.00
     Delayed Payment Program                                    $  9,316,173.15

Total Excess Receivables                                        $  7,509,351.48

Overconcentration Amount                                        $ 34,842,340.43

Ineligible Amount                                               $          0.00

Trust Incremental Subordinated Amount                           $ 42,351,691.91



POOL SERIES SUBORDINATED AMOUNTS                                As of:
                                                                August 31, 2003

Series Incremental Subordinated Amount
     Series 2003-VFN-A                                          $  7,403,709.81
     Series 2003-VFN-B                                          $  3,001,503.98
     Series 2001-1                                              $ 30,015,039.78

Required Subordinated Amount
     Series 2003-VFN-A                                          $ 13,594,771.91
     Series 2003-VFN-B                                          $  5,511,394.02
     Series 2001-1                                              $ 55,113,940.17

Available Subordinated Amount
     Series 2003-VFN-A                                          $ 13,594,771.91
     Series 2003-VFN-B                                          $  5,511,394.02
     Series 2001-1                                              $ 55,113,940.17


CHARGE OFFS                                                     For Month of:
                                                                August , 2003

Defaulted Receivables                                           $          0.00

Investor/Noteholder Defaulted Amount
   Series 2003-VFN-A                                            $          0.00
   Series 2003-VFN-B                                            $          0.00
   Series 2001-1                                                $          0.00

Deficiency Amount
   Series 2003-VFN-A                                            $          0.00
   Series 2003-VFN-B                                            $          0.00
   Series 2001-1                                                $          0.00

Required Draw Amount
   Series 2003-VFN-A                                            $          0.00
   Series 2003-VFN-B                                            $          0.00
   Series 2001-1                                                $          0.00

Investor/Noteholder Charge-Off's
   Series 2003-VFN-A                                            $          0.00
   Series 2003-VFN-B                                            $          0.00
   Series 2001-1                                                $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                  As of:
                                                                September 15, 2003

Interest Shortfalls as of Current Payment Date
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00
     Series 2001-1 Class A                                      $          0.00
     Series 2001-1 Class B                                      $          0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00
     Series 2001-1 Class A                                      $          0.00
     Series 2001-1 Class B                                      $          0.00

Principal Shortfalls as of Current Payment Date
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00
     Series 2001-1 Class A                                      $          0.00
     Series 2001-1 Class B                                      $          0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 2003-VFN-A                                          $          0.00
     Series 2003-VFN-B                                          $          0.00
     Series 2001-1 Class A                                      $          0.00
     Series 2001-1 Class B                                      $          0.00

INTEREST RATE FOR NEXT PAYMENT DATE                             As of:
                                                                September 15, 2003

Series 2003-VFN-A Estimated                                                1.4100000%
Series 2003-VFN-B Estimated                                                1.4000000%
Series 2001-1 Class A                                                      1.2500000%
Series 2001-1 Class B                                                      1.5900000%

MONTHLY PAYMENT RATE %                                          Month of:
                                                                August , 2003

MONTHLY PAYMENT RATE %                                                   68.69%

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